UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2004 (December 28, 2004)

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

11551 E. ARAPAHOE RD., SUITE 150
CENTENNIAL, CO 80112-3833
(Address of principal executive offices / Zip Code)

303.968.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐       Written communications pursuant to Rule 425 under the Securities Act.

     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     ☐       Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

     ☐       Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01.       Changes in Registrant’s Certifying Accountant

(a)       Resignation of PricewaterhouseCoopers LLP

     (i)       On December 28, 2004, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of Verilink Corporation (“Verilink”).

     (ii)       The report issued by PwC on the financial statements of Verilink for the years ended July 2, 2004 and June 27, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC’s report on Verilink’s financial statements for the years ended July 2, 2004 and June 27, 2003 contained an explanatory paragraph indicating that substantial doubt exists about Verilink’s ability to continue as a going concern.

     (iii)       During each of the years ended July 2, 2004 and June 27, 2003 and through December 28, 2004, there were no disagreements between Verilink and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no “reportable events” as that term is used in Item 304(a)(1)(v) of Regulation S-K occurring during the years ended July 2, 2004 and June 27, 2003 and through December 28, 2004.

     (iv)       Verilink has provided PwC with a copy of the foregoing disclosures and has requested that PwC review such disclosures and furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with such statements. A copy of PwC’s letter response to such request is attached hereto as Exhibit 16.

(b)       Engagement of Ehrhardt Keefe Steiner & Hottman PC

     On December 28, 2004, Verilink retained Ehrhardt Keefe Steiner & Hottman PC (“EKSH”), Certified Public Accountants and Consultants, as its new independent registered public accounting firm. The decision to retain EKSH as Verilink’s independent registered public accounting firm was made by the Audit Committee of Verilink’ Board of Directors on December 28, 2004. Verilink engaged EKSH to audit Verilink’s financial statements for the year ending July 1, 2005. During the years ended July 2, 2004 and June 27, 2003 and through December 28, 2004, neither Verilink or anyone on Verilink’s behalf has consulted with EKSH regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Verilink’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

Item 9.01       Exhibits

16	Letter re: Change in Registrant’s Certifying Accountant Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION (Registrant)
Dated: December 30, 2004	By:	/s/ Timothy R. Anderson
Timothy R. Anderson
Chief Financial Officer